UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2015

______________

Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13115 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 13, 2015, Applied Optoelectronics, Inc. (the “Company”) issued a press release regarding the Company’s preliminary revenue results for the the fourth quarter ended December 31, 2014. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K.

The information furnished in this Current Report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated January 13, 2015 issued by Applied Optoelectronics, Inc.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED OPTOELECTRONICS, INC.

By:	/s/ David C. Kuo
Name	David C. Kuo,
Title:	General Counsel and Secretary

Date: January 14, 2015

3